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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related Prospectus of Storage Trust Realty related to its merger with Public Storage, Inc. and to the incorporation by reference therein of our reports indicated below, filed with the Securities and Exchange Commission.

Financial Statements                    Date of Auditors' Report

Consolidated Financial Statements and   January 23, 1998, except for the last
schedule of Storage Trust Realty        three paragraphs of Note 10, as to
included and incorporated by            which the date is February 9, 1998.
reference in its Annual Report (Form
10-K) for the year ended December
31, 1997.

Historical Summary of Combined          January 15, 1998
Statement of Gross Revenues and
Direct Operating Expenses for the
year ended December 31, 1997 of the
Reported Facilities which include
Personal Mini Storage, Sentry Mini
Self Storage and Beach Self Storage
included in Current Report on Form
8-K/A dated April 30, 1998.

Historical Summary of Combined          January 20, 1998
Statement of Gross Revenues and
Direct Operating Expenses for the
year ended December 31, 1997 of the
Reported Facilities which include A
Storage Depot (I-85), A Storage
Depot (Old Dixie Hwy.), A Storage
Depot (Covington Hwy.), A Storage
Depot (Maxwell Rd.), A Storage Depot
(North Main Street), A Storage Depot
(Bolton Rd), A Storage Depot (GA
Hwy. 85), A Storage Depot (Rutledge
Rd.) and A Storage Depot (Buford
Rd.) included in Current Report on
Form 8-K/A dated April 30, 1998.

Historical Summary of Statement of      February 6, 1998
Gross Revenues and Direct Operating
Expenses for the year ended December
31, 1997 of the Reported Facility -
Daniels Self Storage included in
Current Report on Form 8-K/A dated
April 30, 1998.

Historical Summary of Combined Gross    March 23, 1998
Revenues and Direct Operating
Expenses for the year ended December
31, 1997 of the Reported Facilities
which include U-Stor-It (Brighton
Park, Chicago, IL), U-Stor-It (Carol
Stream, IL), U-Stor-It
(Carpentersville, IL), U-Stor-It
(Ford City, Chicago, IL), U-Stor-It
(Geneva, IL), U-Stor-It (Naperville,
IL), U-Stor-It (Aurora, IL),
U-Stor-It (River Grove, IL),
U-Stor-It (St. Charles), U-Stor-It
(Streamwood, IL), and U-Stor-It (Big
Timber, Elgin, IL) included in
Current Report on Form 8-K/A dated
August 14, 1998.

Historical Summary of Gross Revenues    April 24, 1998
and Direct Operating Expenses for
the year ended December 31, 1997 of
the Reported Facility - A AAA Key
Self Storage included in Current
Report on Form 8-K/A dated August
14, 1998.

Historical Summary of Gross Revenues    July 1, 1998
and Direct Operating Expenses for
the year ended December 31, 1997 of
the Reported Facility - All Star
Storage included in Current Report
on Form 8-K/A dated August 14, 1998.


Chicago, Illinois                       /s/ Ernst & Young LLP
January 20, 1999